Putnam BDC Income ETF

Prospectus

9/28/22

FUND SYMBOL	Putnam BDC Income ETF
PBDC

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Investment objective

Putnam BDC Income ETF seeks current income.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

Management fees	Distribution and service (12b-1) fees	Other expenses +	Acquired fund fees and expenses++	Total annual fund operating expenses
0.75%	0.00%	0.00%	9.86%	10.61%

+ Other expenses are based on estimated amounts for the current fiscal year.

++ Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

1 year	3 years
$1,031	$2,923

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s portfolio turnover rate will be available after the fund completes its first fiscal year.

Principal investment strategies

The fund invests mainly in exchange-traded business development companies (“BDCs”). To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission

(the “SEC”) and have elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). BDCs are vehicles whose principal business is to invest in, lend capital to or provide services to privately-held U.S. companies or thinly traded U.S. public companies. Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, will seek BDC investments that contribute to stability of dividend income and return potential. In selecting investments, Putnam Management expects to evaluate a BDC’s credit performance and risk level, potential changes in earnings and dividend levels, the impact of changes in interest rates on the BDC, and differences among BDCs in leverage and balance sheet structures. Given that the fund will invest in BDCs, a significant portion of its assets will have exposure to the financials sector.

Putnam Management may consider, among other factors, a BDC’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, capital policies, and overall market conditions when deciding whether to buy or sell investments.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in BDCs. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders.

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

Principal investment risks

•	Risk of Investing in BDCs. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While the BDCs in which the fund invests are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive. Certain BDCs may also be difficult to value since many of the assets of BDCs do not have readily ascertainable market values. Therefore, such assets are most often recorded at fair value in accordance with valuation procedures adopted by such companies, which may potentially result in material differences between a BDC’s net asset value (“NAV”) per share and its market value.

•	Risk of Fund of Funds Restrictions. The fund intends to rely on Section 12(d)(1)(F) of the 1940 Act in making investments in BDCs. A fund relying on section 12(d)(1)(F) may acquire shares of a BDC provided that, immediately after purchase, not more than 3% of the outstanding voting securities of the BDC are owned by the fund and all affiliated persons of the fund, subject to certain conditions. The 3% limit could constrain the fund from investing in a particular BDC in an amount that would be considered desirable from an investment standpoint. Section 12(d)(1)(F)’s conditions include a requirement either to seek instructions from the fund’s security holders with regard to the voting of all proxies with respect to the BDC and to vote such proxies only in accordance with such instructions, or to vote the shares held by the fund in the same proportion as the vote of all other holders of the BDC. This requirement could limit the fund’s ability to support or oppose shareholder voting matters at the BDC. If the fund seeks to invest in a BDC above the 3% limit in Section 12(d)(1)(F), the fund would need to rely on Rule 12d1-4 of the 1940 Act, the SEC’s fund of funds rule.

•	Risk of Investing in the Financials Sector. The fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities.. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework.

•	Fluctuation of NAV and share price risk. Shares may trade at a larger premium or discount to the NAV than shares of other ETFs. The NAV of the fund will generally fluctuate with changes in the market value of the fund’s holdings. The fund’s shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund’s shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the fund’s holdings. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.

•	Trading issues risk. The fund has no public trading history. There can be no assurance that an active trading market will develop or be maintained or that the market for fund shares will operate as intended, which could lead to the fund’s shares trading at wider spreads and larger premiums and discounts to NAV than other actively managed ETFs. As a result, it may cost investors more to trade fund shares than shares of other ETFs. There is no guarantee that the fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units. The market prices of the fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for the fund’s shares. Putnam Management cannot predict whether the fund’s shares will trade above, below or at their NAV or to the intraday value of the fund’s holdings. During such periods, investors may incur significant losses if they sell shares.
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The securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the exchange and the corresponding premium or discount to the shares’ NAV may widen.

•	Large shareholder risk. Certain accounts or affiliates of Putnam Management, including other funds advised by Putnam Management or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets to the extent such transactions are executed directly with the fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs. To the extent these large shareholders transact in shares of the fund on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect (upward or downward), on the market price of the fund’s shares.

•	Authorized participant concentration risk. Only an authorized participant may engage in creation and redemption transactions directly with the fund. The fund may have a limited number of financial institutions that act as authorized participants, none of which are obligated to engage in creation and/ or redemption transactions. To the extent that those authorized participants do not engage in creation and redemption orders, there may be a significantly diminished trading market for fund shares or fund shares may trade at a discount (or premium) to NAV and possibly face trading halts and/or de-listing.

•	Cash Transactions Risk. Unlike certain ETFs, the fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in the fund’s shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

•	Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (“COVID-19”) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund’s performance and lead to losses on your investment in the fund.

•	Common stock risk. The fund will invest in common stocks issued by BDCs. Common stock represents an ownership interest in a company. The value of a company’s stock, including a BDC, may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services.

A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs.

•	Small and midsize companies risk. Stocks of small and midsize companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

•	Industry or sector concentration risk. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. BDCs, as financial services companies, may be affected by the availability and cost of capital; changes in interest rates, insurance claims activity, industry consolidation and general economic conditions; and reduced profitability from limitations on loans, proprietary trading and interest rates and fees charged as a result of extensive government regulations.

•	Non-diversified risk. As a non-diversified fund, the fund invests in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds. Moreover, the gains and losses on a single investment may have a greater impact on the fund’s NAV and may make the fund more volatile than more diversified funds.

•	Management and operational risk. There is no guarantee that the investment techniques, analyses, or judgments that Putnam Management applies in making investment decisions for the fund will produce the intended outcome or that the investments Putnam Management selects for the fund will perform as well as other securities that were not selected for the fund. Putnam Management, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The fund may not achieve its goal, and it is not intended to be a complete investment program.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to understand that you can lose money by investing in the fund.

Performance

Performance information will be available after the fund completes a full calendar year of operation.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Michael Petro, Portfolio Manager, portfolio manager of the fund since 2022

Sub-advisor

Putnam Investments Limited*

*Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at putnam.com.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

The fund and its related companies may pay intermediaries, which may include banks, broker/dealers, or financial professionals, for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually, and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders, and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, or by calling 1-833-228-5577.

Putnam Investments

100 Federal Street

Boston, MA 02110

1-833-228-5577

putnam.com